VOYA PARTNERS, INC.

Voya Aggregate Bond Portfolio

Voya Index Solution 2015 Portfolio

Voya Solution 2015 Portfolio

(the “Portfolios”)

Supplement dated March 13, 2015 to the Portfolios’ Current Prospectuses,

Summary Prospectuses, and Statements of Additional Information

Voya Aggregate Bond Portfolio (formerly VY PIMCO Bond Portfolio)

As previously disclosed in a supplement dated November 28, 2012, on November 20, 2014, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
Voya Aggregate Bond Portfolio	Voya Intermediate Bond Portfolio

The date of the proposed Reorganization has changed. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about August 14, 2015.

Voya Index Solution 2015 Portfolio and Voya Solution 2015 Portfolio

As previously disclosed in a supplement dated December 1, 2014, on November 20, 2014, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Portfolios with and into the following “Surviving Portfolios” (the “Reorganizations”):

Merging Portfolio	Surviving Portfolio
Voya Solution 2015 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2015 Portfolio	Voya Index Solution Income Portfolio

The date of the proposed Reorganizations has changed.  It is expected that the Reorganizations will occur on or about August 14, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE